SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 3, 1998
                Date of Report (Date of earliest event reported)



                           Supertel Hospitality, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware               0-23536          47-0774097
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     309 North 5th Street, Norfolk, NE            68701
   (Address of principal executive offices)     (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 371-2520













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Item 5.   OTHER EVENTS.

         On June 3, 1998, Supertel Hospitality, Inc. ("Supertel") and PMC Commercial Trust ("PMC") issued a press release announcing that the companies had executed an Agreement and Plan of Merger, whereby Supertel will merge with and into PMC. Further, Supertel entered into an Agreement of Sale with Norfolk Hospitality Management Co. ("Norfolk Hospitality") whereby Norfolk Hospitality will acquire certain assets of Supertel immediately prior to the merger. The press release, Agreement and Plan of Merger and Agreement of Sale are filed hereto as exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  Exhibit 99.1              Press Release dated June 3, 1998.

                  Exhibit 99.2              Agreement and Plan of Merger

                  Exhibit 99.3              Agreement of Sale



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                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SUPERTEL HOSPITALITY, INC.


Date: June 4, 1998                  By:  /s/ Paul J. Schulte
                                         --------------------------
                                         Paul J. Schulte
                                         President and
                                         Chief Executive Officer


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